                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 12, 2008
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                          COOPERATIVE BANKSHARES, INC.
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               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                      0-24626                  56-1886527
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 (State or other                   (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181
                                                            -------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.
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         On August 12, 2008, Cooperative Bankshares, Inc. (the "Company") issued a press release announcing that Frederick Willetts, III, the Company's President and Chief Executive Officer, will be a guest speaker at the 13th Annual Community Bank Conference hosted by Howe Barnes Hoefer & Arnett, Inc. The conference is being held on August 19-20, 2008 in Chicago, Illinois. Mr. Todd L. Sammons, the Company's Senior Vice President and Chief Financial Officer, will also be a guest speaker. The presentation is scheduled for Tuesday, August 19, 2008 at 1:40 p.m., Central time, and will focus on the Company's performance and strategies. A copy of the press release is attached to this Report as Exhibit
99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
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        (d)   Exhibits

              Number      Description
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              99.1        Press Release dated August 12, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COOPERATIVE BANKSHARES, INC.



                                         /s/ Frederick Willetts, III
                                         --------------------------------------
                                         Frederick Willetts, III
                                         President and Chief Executive Officer

Date: August 12, 2008